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                                                                Exhibit 23.3


                          GST TELECOMMUNICATIONS, INC.

                         Independent Auditors' Consent

                              Dated April 30, 1999
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                         INDEPENDENT AUDITOR'S CONSENT

The Board of Directors
GST Telecommunications, Inc.:


We consent to the use of our report, dated March 1, 1999, incorporated herein by reference in the Registration Statement on Form S-4, dated May 3, 1999, of GST Telecommunications, Inc., GST USA, Inc. and GST Network Funding, Inc.
and to the references to our firm under the "Experts" heading in the Prospectus.



                                             [KPMG Peat Marwick LLP]


Portland, Oregon
May 3, 1999